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                   CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in the Statement of Additional Information constituting part of this Pre-effective Amendment No. 1 to the Registration Statement of Separate Account VA-K Allmerica Advantage Variable Annuity and ExecAnnuity Plus Variable Annuity of Allmerica Financial Life Insurance and Annuity Company on Form N-4 of our report dated February 2, 1999, except for paragraph 2 of Note 12, which is as of March 19, 1999, relating to the financial statement of Allmerica Financial Life Insurance and Annuity Company, and our report dated March 26, 1999, relating to the financial statements of Separate Account VA-K Allmerica Advantage Variable Annuity and ExecAnnuity Plus Variable Annuity of Allmerica Financial Life Insurance and Annuity Company, both of which appear in such Statement of Additional Information. We also consent to the reference to us under the heading "Experts" in such Statement of Additional Information.

/s/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 17, 1999